Exhibit 10.23

[English Translation]

PAYMENT ARRANGEMENT AGREEMENT

THIS PAYMENT ARRANGEMENT AGREEMENT (this “Agreement”) is made and entered into in Shanghai, the People’s Republic of China on December 12, 2017 by and among:

(1)                       ZHENG Lina (郑丽娜), a Chinese citizen with the ID No. XXXX;

(2)                       OneSmart International Education Group Limited 精銳國際教育集團有限公司, a company incorporated under the laws of the Cayman Islands with the registered number 320611 and registered office located at Vistra (Cayman) Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands (the “Cayman Company”);

(3)                       Shanghai OneSmart Education and Training Co., Ltd. (上海精锐教育培训有限公司), a limited company incorporated under the laws of the People’s Republic of China with the registered office located at West Area, 8th Floor, 579 Zhang Yang Road, China (Shanghai) Free Trade Zone (“OneSmart”);

(4)                       Shanghai Jing Xue Rui Information Technology Co, Ltd. (上海精学锐信息科技有限公司), a limited company incorporated under the laws of the People’s Republic of China with the registered office located at Room B180, 1st Floor, Building 2, 2250 Pudong South Road, China (Shanghai) Free Trade Zone (“Jing Xue Rui”);

(5)                       Shanghai Jing Yu Investment Co., Ltd. (上海精育投资有限公司), a limited company incorporated under the laws of the People’s Republic of China with the registered office located at Room 906, 9th Floor, No. 1, Branch 128 Lane 66, Ye Jia Zhai South Road, Putuo District, Shanghai (“Jing Yu”);

(6)                     Shanghai Xi Zhi Enterprise Management Co., Ltd. (上海熙智企业管理有限公司), a limited company incorporated under the laws of the People’s Republic of China with the registered office located at Room 2637, 2nd Floor, 3 Xuanhua Road, Changning District, Shanghai (“Xi Zhi”); and

(7)               Shanghai Rui Si Science and Technology Information Consulting Co., Ltd. (上海锐思科技信息咨询有限公司), a limited company incorporated under the laws of the People’s Republic of China (“Rui Si”).

Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

(A)                     The Parties, other than Rui Si and Xi Zhi, and other relevant parties entered into a restructuring agreement on April 21, 2017, which was amended and supplemented by a supplemental agreement to the restructuring agreement entered into by the Parties and other relevant parties on October 31, 2017 (the restructuring agreement amended and supplemented by the supplemental agreement to the restructuring agreement, the “Restructuring Agreement”). OneSmart and other relevant parties entered into an early payment agreement on December 8, 2017 (the “Early Payment Agreement”). Unless otherwise agreed in this Agreement, the terms used in this Agreement shall have the same meanings given to them in the Restructuring Agreement.

(B)                     The Parties intend to enter into this Agreement to confirm the specific payment arrangement for the transactions under the Restructuring Agreement, and to further clarify the relevant legal relations.

NOW, THEREFORE, the Parties hereby agree as follows:

1.                  PAYMENT ARRANGEMENT

1.1                     The Parties hereby agree as follows:

1.1.1                    Equity Transfer of Jing Yu

OneSmart shall pay RMB2,000,000 to ZHENG Lina pursuant to Section 2.9.6(1) of the Restructuring Agreement.

1.1.2                    Jing Yu Loan

(1)             OneSmart shall provide a loan of RMB53,838,104.62 to Jing Yu (“Jing Yu Loan”) free of interest; and

(2)             Jing Yu shall pay RMB53,838,104.62 to ZHENG Lina pursuant to Section 2.9.6(2) of the Restructuring Agreement.

1.1.3                    Third Equity Transfer of OneSmart

(1)             OneSmart shall provide a loan of RMB761,406,681.54 to Jing Xue Rui (“Jing Xue Rui Loan I”) free of interest;

(2)             Jing Xue Rui shall provide a loan of RMB761,406,681.54 to Xi Zhi (“Xi Zhi Loan I”) with the interest specified in the Loan Agreement (as defined below);

(3)             Xi Zhi shall pay the transfer price of the Third Equity Transfer of OneSmart to ZHENG Lina pursuant to Section 2.9.1 of the Restructuring Agreement with the funds from Xi Zhi Loan I, and Xi Zhi is entitled to withhold relevant tax and transaction fees and pay the remaining balance to ZHENG Lina.

Currency: RMB

Transferor	ZHENG Lina

Transferee	Xi Zhi
Equity Transfer Price	761,406,681.54
Income Tax To Be Borne by the Transferor	18,462,742.99
Transaction Fees To Be Borne by the Transferor	619,296.66
Balance	742,324,641.89

(4)             Xi Zhi shall pay, or designate OneSmart to pay, the tax and transaction fees  related to the Third Equity Transfer to ZHENG Lina with the funds from Xi Zhi Loan I. In the event that Xi Zhi designates OneSmart to pay such tax and/or transaction fees, OneSmart shall deduct such tax and/or transaction fees from Jing Xue Rui Loan I and provide the remaining balance to Jing Xue Rui, and Jing Xue Rui shall deduct the amount equivaalent to such tax and/or transaction fees from Xi Zhi Loan I and provide the remaining balance to Xi Zhi; however, such deductions shall not influence the actual amount of Jing Xue Rui Loan I and Xi Zhi Loan I.

(5)             The Parties confirm that, the amount of tax which should be borne by the transferor as listed above is the estimated amount (the “Estimated Tax Amount”) to the information of the Parties (including that the investment cost of ZHENG Lina is RMB672,900,000). If the amount of the actual tax payable exceeds the Estimated Tax Amount, ZHENG Lina shall bear the excess amount and indemnify Xi Zhi, OneSmart or their affiliates the cost, reasonable expenses (including reasonable legal fees), damages, claims, loss, liabilities (including liabilities in accounting books) and penalties arising from such actual tax amount excess, respectively.

1.1.4                    Equity Transfer of Rui Si

(1)             OneSmart shall provide a loan of RMB2,660,000 to Jing Xue Rui (“Jing Xue Rui Loan II”) free of interest;

(2)             Jing Xue Rui shall provide a loan of RMB2,660,000 to Xi Zhi (“Xi Zhi Loan II”) with the interest specified in the Loan Agreement (as defined below);

(3)             Xi Zhi shall pay RMB2,660,000 to ZHENG Lina with the funds from Xi Zhi Loan II pursuant to Section 2.9.6(5) of the Restructuring Agreement.

1.1.5                    Rui Si Loan

(1)             OneSmart shall provide a loan of RMB10,000,000 to Rui Si (“Rui Si Loan”) free of interest; and

(2)             Rui Si shall pay RMB10,000,000 to ZHENG Lina pursuant to Section 2.9.6(6) of the Restructuring Agreement.

1.2                     For the purpose of the transactions under Section 1.1, ZHENG Lina hereby designates the beneficiary account below (the “Onshore Beneficiary Account”) to receive the amount set forth below:

Currency: RMB

Payer	Payee	Beneficiary Account	Amount
OneSmart	ZHENG Lina	XXXX	810,822,746.51

OneSmart is entitled to make the payment set forth in this section to ZHENG Lina by instalments and shall specify the category of such amount in writing when making the payment of any instalment.

1.3                     Upon the date on which OneSmart makes the payment to the Onshore Beneficiary Account designated by ZHENG Lina in accordance with Section 1.2 (If OneSmart makes the payment by instalments, then upon the date on which each instalment is paid, the following provisions shall be automatically adjusted according to the category of the amount paid specified by OneSmart in writing and the total amount actually paid),

1.3.1                    OneSmart shall be deemed to: (a) have paid to ZHENG Lina the transfer price of RMB1,200,000 for the transfer of equity interest in Jing Yu under Section 2.3.1 of the Restructuring Agreement in accordance with Section 1.1.1 of this Agreement, (b) have paid to Zhang Xi, 50% of the transfer price, i.e. RMB800,000, for the transfer of equity interest in Jing Yu under Section 2.3.1 of the Restructuring Agreement in accordance with Section 1.1.1 of this Agreement, and (c) have repaid the debt of RMB800,000 Zhang Xi owes to ZHENG Lina under Section 2.3.3 of the Restructuring Agreement. For the avoidance of doubt, upon the date on which the payment under Section 1.3 of this Agreement is made, the payment obligations to ZHENG Lina under Section 2.9.6(1) of the Restructuring Agreement shall be deemed to have been fully discharged;

1.3.2                    OneSmart shall be deemed to have provided Jing Yu Loan

(RMB53,838,104.62) to Jing Yu pursuant to Section 1.1.2(1) of this Agreement;

1.3.3                    Jing Yu shall be deemed to have repaid the debts to ZHENG Lina under Section 1.1.2(2) of this Agreement. For the avoidance of doubt, upon the date on which the payment under Section 1.3 of this Agreement is made, the obligations of repayment of debts/payment to ZHENG Lina under Section 2.9.6(2) of the Restructuring Agreement shall be deemed to have been fully performed;

1.3.4                    OneSmart shall be deemed to have provided Jing Xue Rui Loan I (RMB761,406,681.54) to Jing Xue Rui pursuant to Section 1.1.3(1) of this Agreement;

1.3.5                    Jing Xue Rui shall be deemed to have provided Xi Zhi Loan I (RMB761,406,681.54) to Xi Zhi pursuant to Section 1.1.3(2) of this Agreement;

1.3.6                    Xi Zhi shall be deemed to have paid the transfer price for the Third Equity Transfer of OneSmart to ZHENG Lina in accordance with Section 1.1.3(3). For the avoidance of doubt, upon the date on which the payment under Section 1.3 is made, the transfer price for the Third Equity Transfer of OneSmart payable to ZHENG Lina under Section 2.9.6(3) of the Restructuring Agreement shall be deemed to have been fully paid;

1.3.7                    OneSmart shall be deemed to have provided Jing Xue Rui Loan II (RMB2,660,000) to Jing Xue Rui pursuant to Section 1.1.4(1);

1.3.8                    Jing Xue Rui shall be deemed to have provided Xi Zhi Loan II (RMB2,660,000) to Xi Zhi pursuant to Section 1.1.4(2);

1.3.9                    Xi Zhi shall be deemed to have paid to ZHENG Lina the transfer price of RMB2,660,000 for the transfer of equity interest in Rui Si under Section 2.3.1 of the Restructuring Agreement in accordance with Section 1.1.4(3) of this Agreement. For the avoidance of doubt, upon the date on which the payment under Section 1.3 of this Agreement is made, the transfer price for the transfer of equity interest in Rui Si payable to ZHENG Lina under Section 2.9.6(5) of the Restructuring Agreement shall be deemed to have been fully paid;

1.3.10             OneSmart shall be deemed to have provided Rui Si Loan

(RMB10,000,000) to Rui Si pursuant to Section 1.1.5(1) of this Agreement;

1.3.11             Rui Si shall be deemed to have repaid the debts (RMB10,000,000) to ZHENG Lina under Section 1.1.5(2) of this Agreement pursuant to Section 1.1.5(2) of this Agreement. For the avoidance of doubt, upon the date on which the payment under Section 1.3 of this Agreement is made, the obligations of repayment of debts/payment to ZHENG Lina under Section 2.9.6(6) of the Restructuring Agreement shall be deemed to have been fully performed.

1.4                     Xi Zhi hereby confirms that Xi Zhi has assumed the rights and obligation of some of the borrowers under the loan agreement (the “Loan Agreement”) among the VIE agreements executed by Jing Xue Rui and relevant parties on September 17, 2017 (and such arrangement has been recognized by Jing Xue Rui). The Parties acknowledge that the ultimate purpose of Xi Zhi Loan I (RMB761,406,681.54) and Xi Zhi Loan II (RMB2,660,000) provided by Jing Xue Rui to Xi Zhi is to promote the development of OneSmart and its related parties, which shall be deemed as loans provided by Jing Xue Rui to Xi Zhi pursuant to the Loan Agreement, regardless of any provisions contained in the Loan Agreement.

2.                  MISCELLANEOUS

2.1                     Unless otherwise agreed among the relevant parties, the timing of payment of the funds in this Agreement shall be subject to the provisions of the Restructuring Agreement and the Early Payment Agreement. Upon the date of the payment under Section 1.3 of this Agreement, all the payment obligations of the relevant parties to ZHENG Lina under the Restructuring Agreement shall be deemed to have been fully discharged.

2.2                     This Agreement may be executed in multiple counterparts, each of which shall take effect after being signed by each party or its authorized representative. Each counterpart shall have equal legal effect.

2.3                     The entry into, effectiveness, interpretation and performance of this Agreement shall be governed by the laws of the People’s Republic of China. Any dispute arising out of and in connection with this Agreement shall be settled by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days from its occurrence, be submitted by any Party to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with the then effective arbitration rules of CIETAC. The place of arbitration shall be Beijing and the language for arbitration shall be Chinese. The arbitral award shall be final and binding on the Parties to this Agreement.

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[SIGNATURE PAGE]

ZHENG Lina (郑丽娜)

By:	/s/ Zheng Lina

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

OneSmart International Education Group Limited 精銳國際教育集團有限公司

By:	/s/ Zhang Xi

Name:

Title:

Shanghai OneSmart Education and Training Co., Ltd. (上海精锐教育培训有限公司)

By:	/s/ Zhang Xi

Name:

Title:

Shanghai Xi Zhi Enterprise Management Co., Ltd. (上海熙智企业管理有限公司)

By:	/s/ Zhang Xi

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

Shanghai Jing Xue Rui Information Technology Co, Ltd. (上海精学锐信息科技有限公司)

By:	/s/ Meng Xiaoqiang

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

Shanghai Jing Yu Investment Co., Ltd. (上海精育投资有限公司)

By:	/s/ Zhang Xi

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

Shanghai Rui Si Science and Technology Information Consulting Co., Ltd. (上海锐思科技信息咨询有限公司)

By:	/s/ Shi Wei

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT